                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                         --------------------
                                                               FORM 8-K

                                                            CURRENT REPORT
                                                              Pursuant to

                                                        Section 13 or 15(d) of

                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                    Date of Report (Date of Earliest Event Reported): July 22, 2003
                                                                                      -------------
                                                         --------------------
                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                                       700 East Butterfield Rd.
                                                               Suite 250
                                                           Lombard, IL 60148

                                     (Address, of principal executive offices, including zip code)

                                                            (630) 678-8000

                                          (Registrant's Telephone number including area code)

Item 5.           Other Events.
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                  U.S. Can Corporation  announced today that its wholly owned  Subsidiary,  United States Can Company (the  "Company"),
has completed the offering of $125 million of its 10 7/8% senior  secured notes due 2010. The notes are secured,  on a second  priority basis,  by  substantially  all of the collateral that currently  secures the Company's  senior secured credit  facility.  The second priority  senior secured notes were offered in the United  States  only to  qualified  institutional  buyers  pursuant  to Rule 144A under the  Securities  Act of 1933,  as amended  (the "Securities  Act"),  and outside the United  States  pursuant to  Regulation S under the  Securities  Act. The second  priority  senior secured notes have not been registered  under the Securities Act or any state securities laws and therefore may not be offered or sold in the United States absent  registration or an applicable  exemption from the registration  requirements of the Securities Act and any applicable  state  securities  laws.  The notes were issued under an  Indenture dated as of July 22, 2003 among the Company as Issuer, U.S. Can Corporation as Parent  Guarantor and Wells Fargo Bank Minnesota,
National  Association as Trustee.  The Indenture is attached as Exhibit 4.2 hereto.
                  The Company has also amended its senior secured credit facility, as previously  announced,  to permit the offering of the second priority senior secured notes and adjust certain  financial  covenants,  among other things.  These  amendments also permit, from time to time and  subject  to  certain  conditions,  the  Company to make  borrowings  under its  revolving  credit  facility  for repurchases of a portion of its outstanding 12 3/8% senior  subordinated notes in open market or privately  negotiated  purchases.  The amendment is attached as Exhibit 10.29 hereto.

                  A copy of the press release issued by U.S. Can  Corporation is attached to this Current Report on Form 8-K as Exhibit
99.1.

Item 9.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
         --------

         4.2      Indenture dated as of July 22, 2003

         4.3      Registration Rights Agreement dated July 22, 2003

         10.29    Third Amendment To Credit Agreement dated July 22, 2003.

         99.1     Press Release of the Company dated July 22, 2003.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By_/s/ Sandra K. Vollman
                                                       ----------------------
                                                     Name:  Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: July 22, 2003.

                                                         -4-
                                                             EXHIBIT INDEX
                                                             -------------

         The following designated exhibit is filed herewith:

4.2               Indenture dated as of July 22, 2003

4.3               Registration Rights Agreement dated July 22, 2003

10.29             Third Amendment To Credit Agreement dated July 22, 2003.

99.1              Press Release of the Company dated July 22, 2003.